UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amend Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: 07-16-2003
Date of Earliest Event Reported: 07-16-2003

WIRELESS DATA SOLUTIONS, INC.
(Name of small business issuer as specified in its charter)

Commission File Number 333-47395

                   Utah                           93-0734888
         (State of Incorporation)  (I.R.S. Employer Identification No.)

2233 Roosevelt Rd
Suite #5
St. Cloud, MN 56301
(Address of principal executive offices)
(320)-203-7477
(Issuer's Telephone number)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
Form 8K that was filed on June 16,2003 is amended to clarify certain issues relating to "Changes in Registrants Certifying Accountant" specifically item 304.

1.) The principal accountant, Marshall Granger & Co. performed the Audits for fiscal years ending September 30th, 2000 and September 30,2001. Their reports on the financial statements for 2000 and 2001 did not contain any adverse opinions or disclaimers of opinion, however, the 2001 audit report was modified to reflect the uncertainty as to the company's ability to continue as a going concern.

2.) During the two most recent fiscal years and through the date at which Marshall Granger & Co. elected to terminate May 13th, 2003.
There were no disagreements or reportable events between Marshall
Granger & Co. and Wireless Data Solutions.

3.) Exhibit 16 in which the former Auditor, Marshall Granger & Co. expresses their view as to whether or not they are in agreement with the statements made in this current, amended form 8K, dated
July 16, 2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


/S/ Patrick Makovec

Patrick Makovec
Chairman of the Board
EXHIBIT 16

July 16, 2003



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of the current report on Amended Form 8-K of Wireless Data Solutions, Inc. and Subsidiary dated July 16, 2003 and we agree with the statements contained therein insofar as they relate to our firm.

Very truly yours,

Marshall Granger & Company, L.L.P.



Armonk, New York
July 16, 2003